SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  July 28,1995


        AEI REAL ESTATE FUND 86-A LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                      State of Delaware
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-14090                      41-6273958
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota
                            55101
          (Address of Principal Executive Offices)


                        (612) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last
                           report)


Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

           On July 28, 1995, AEI Real Estate Fund 86-A Limited Partnership sold an Applebee's restaurant in Fort Myers, Florida for $1,666,886 in cash. The property was sold to Apple South, Inc., the lessee of the property, which is not affiliated with the Partnership or any of the Partnership's affiliates. The Partnership received net sale proceeds of $1,646,608 which resulted in a net gain of $686,548. At the time of sale, the cost and related accumulated depreciation of the property was $1,179,405 and $219,345, respectively.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          None.

Item 6.   Resignation of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

       (a) Financial Statements of Businesses Acquired - Not
Applicable.

      (b) Pro Forma Financial Information.

          The following financial statements illustrate the impact the transaction would have had on the balance sheet if the property sold on June 30, 1995 and the impact to the income statements for the periods ended December 31, 1994 and June 30, 1995 had the property been sold by the Registrant on January 1, 1994:


                           BALANCE SHEET

                           June 30, 1995

                               ASSETS
                                      Historical     Pro-Forma     Pro-Forma
                                      Statements    Adjustments   Statements
         Current Assets:
           Cash                     $   15,851     $1,642,130<F1> $1,657,981
           Receivables                  16,649              0         16,649
                                     ---------      ---------      ---------
             Total Current Assets       32,500      1,642,130      1,674,630
                                     ---------      ---------      ---------


         Investments in Real Estate  6,252,416     (1,179,405)<F1>  5,073,011
         Accumulated Depreciation   (1,220,795)       216,908 <F1> (1,003,887)
                                     ---------      ---------      ---------
             Net Investments in
               Real Estate           5,031,621       (962,497)     4,069,124
                                     ---------      ---------      ---------
             Total Assets           $5,064,121     $  679,633     $5,743,754
                                     =========      =========      =========
                          LIABILITIES AND PARTNERS' CAPITAL

         Current Liabilities        $  226,390     $        0     $  226,390

         Partners' Capital           4,837,731        679,633<F2>  5,517,364
                                     ---------      ---------      ---------
             Total Liabilities and
                Partners' Capital   $5,064,121     $  679,633     $5,743,754
                                     =========      =========      =========

                         INCOME STATEMENTS


                                      For the Period Ended June 30, 1995
                                      Historical     Pro-Forma      Pro-Forma
                                      Statements    Adjustments    Statements
          INCOME:
            Rental Income            $  350,647  $  (85,789)<F3>   $  264,858
            Investment Income               234      52,691 <F4>       52,925
                                      ---------   ---------         ---------
              Total Income              350,881     (33,098)          317,783
                                      ---------   ---------         ---------

          EXPENSES:
            Partnership Administration-
               Affiliates                62,293           0            62,293
            Partnership Administration -
               Unrelated Parties         30,231        (269)<F5>       29,962
            Depreciation                 81,694     (14,623)<F5>       67,071
                                      ---------   ---------         ---------
              Total Expenses            174,218     (14,892)          159,326
                                      ---------   ---------         ---------
          NET OPERATING INCOME       $  176,663  $  (18,206)       $  158,457
                                      =========   =========         =========

          NET OPERATING
             INCOME ALLOCATED:
            General Partners         $    1,767  $     (182)<F6>   $    1,585
            Limited Partners            174,896     (18,024)<F6>      156,872
                                      ---------   ---------         ---------
                                     $  176,663  $  (18,206)       $  158,457
                                      =========   =========         =========

          NET OPERATING INCOME PER
             LIMITED PARTNERSHIP UNIT
              (7,276 weighted average
               Units outstanding)    $   24.04   $  (2.48)         $   21.56
                                       =======     =======           =======



                         INCOME STATEMENTS

                                      For the Period Ended December 31, 1994
                                      Historical    Pro-Forma      Pro-Forma
                                      Statements    Adjustments    Statements
          INCOME:
            Rental Income             $  688,888  $  (156,862)<F3>  $  532,026
            Investment Income              1,991       75,744 <F4>      77,735
                                       ---------    ---------         ---------
              Total Income               690,879      (81,118)         609,761
                                       ---------    ---------         ---------

          EXPENSES:
            Partnership Administration-
               Affiliates               125,257             0          125,257
            Partnership Administration -
               Unrelated Parties         71,029          (925)<F5>       70,104
            Depreciation                163,389       (29,246)<F5>      134,143
                                      ---------     ---------         ---------
              Total Expenses            359,675       (30,171)          329,504
                                      ---------     ---------         ---------
          NET OPERATING INCOME       $  331,204    $  (50,947)       $  280,257
                                      =========     =========         =========

          NET OPERATING
             INCOME ALLOCATED:
            General Partners         $    3,312    $     (509)<F6>   $    2,803
            Limited Partners            327,892       (50,438)<F6>      277,454
                                      ---------     ---------         ---------
                                     $  331,204    $  (50,947)       $  280,257
                                      =========     =========         =========

          NET OPERATING INCOME PER
             LIMITED PARTNERSHIP UNIT
              (7,283 weighted average Units
              outstanding in 1994)   $    45.02    $    (6.92)       $    38.10
                                      =========     =========         =========

<F1> If the property had been sold on June 30, 1995, cash of
     $1,642,130 would have been received, in addition, Investments in Real Estate and Accumulated Depreciation would have been reduced by $1,179,405 and $216,908, respectively.
<F2> Reflects gain on disposition of the property.
<F3> Rental income that would not have been received.
<F4> Investment income that would have been received on net
     proceeds invested in money market account.
<F5> Depreciation and direct property expenses that would not have been incurred.
<F6> Allocates income adjustment to Partners.

      (c) Exhibits - None.

Item 8.   Change in Fiscal Year - Not Applicable.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AEI REAL ESTATE FUND 86-A
                               A Limited Partnership

                               By:    AEI Fund Management 86-A, Inc.
                                      Its:  General Partner


Date: November 15, 1995         /s/   Mark E.Larson
                                By    Mark E. Larson
                                      Its Chief Financial Officer